EXECUTION COPY
EXHIBIT 99.2

CUSTODIAN AGREEMENT
BETWEEN
GMAC LLC,
CUSTODIAN
AND
CAPITAL AUTO RECEIVABLES LLC,
DEPOSITOR
DATED AS OF DECEMBER 14, 2006

     This CUSTODIAN AGREEMENT, dated as of December 14, 2006, is made between GMAC LLC, a Delaware limited liability company, as custodian (the “Custodian”), and Capital Auto Receivables LLC, a Delaware limited liability company, as depositor (the “Depositor”).
     WHEREAS, simultaneously herewith GMAC LLC and the Depositor are entering into a Pooling and Servicing Agreement, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Pooling and Servicing Agreement”), pursuant to which GMAC LLC shall sell, transfer and assign, as of the Closing Date, to the Depositor without recourse all of its right, title and interest in and to the Receivables;
     WHEREAS, in connection with such sale, transfer and assignment, the Pooling and Servicing Agreement provides that the Depositor shall simultaneously enter into a custodian agreement pursuant to which the Depositor shall revocably appoint the Custodian as custodian of the Receivable Files pertaining to the Receivables;
     WHEREAS, the Pooling and Servicing Agreement contemplates that the Depositor may enter into the Further Transfer and Servicing Agreements with the Issuing Entity, pursuant to which the Depositor shall sell, transfer and assign, as of the Closing Date, with respect to the Receivables, to the Issuing Entity without recourse all of the Depositor’s right, title and interest in and to the Receivables and under the aforementioned custodian agreement;
     WHEREAS, in connection with any such sale, transfer and assignment, the Depositor desires for the Custodian to act as custodian of the Receivables for the benefit of the Issuing Entity; and
     WHEREAS, after the execution of the Indenture, the Custodian will act on behalf of the Indenture Trustee in connection with its duties as custodian of the Receivables.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
          1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in Part I of Appendix A to the Trust Sale and Servicing Agreement or in the text of the Trust Sale and Servicing Agreement. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Custodian Agreement. All references herein to Sections and subsections are to sections and subsections of this Custodian Agreement unless otherwise specified.
          2. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Depositor hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Depositor as Custodian to maintain custody of the Receivable Files pertaining to the Receivables. The Custodian hereby acknowledges that the Depositor may sell, transfer and assign all of its right, title and interest under this Custodian Agreement to the Issuing Entity pursuant to the Further Transfer and Servicing Agreements. The Custodian hereby agrees, in connection with any such sale, transfer and assignment, to act as Custodian for the benefit of the Issuing Entity with respect to those Receivables of which from time to time the Issuing Entity is the Owner. The Custodian acknowledges that the Issuing

Entity has pledged the Receivables to the Indenture Trustee under the Indenture and agrees to hold the Receivables on behalf of the Issuing Entity and the Indenture Trustee for the benefit of the Secured Parties. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to files relating to comparable motor vehicle related property that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.
          3. Maintenance at Office. The Custodian agrees to maintain each Receivable File at one of its branch offices as identified in the list of branch offices attached hereto as Exhibit A or at such other office of the Custodian as shall from time to time be identified to the owner of the related Receivable upon thirty (30) days’ prior written notice or with third party vendors as shall be deemed appropriate by the Custodian.
          4. Duties of Custodian.
               (a) Safekeeping. The Custodian shall hold each Receivable File described herein on behalf of the Owner of the related Receivable for the use and benefit of the Owner and, if applicable, Interested Parties and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File described herein as shall enable the Depositor and the Issuing Entity to comply with their respective obligations under the Pooling and Servicing Agreement and the other Basic Documents. Each Receivable shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Pooling and Servicing Agreement and, if applicable, the other Basic Documents. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuing Entity, the Servicer and the Custodian to verify the accuracy of the Custodian’s inventory and record keeping. The Custodian shall promptly report to the Owner of a Receivable any failure on its part to hold the related Receivable File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.
               (b) Access to Records. Subject only to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Owner of a Receivable or its duly authorized representatives, attorneys or auditors to inspect the related Receivable File described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Owner may reasonably request.
               (c) Release of Documents. The Custodian shall release any Receivable (and its related Receivable File) to the Depositor, the Servicer or the Issuing Entity, as appropriate, under the circumstances provided in the Pooling and Servicing Agreement and the other Basic Documents.
               (d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivable Files as described herein. In addition, the Custodian shall assist the Issuing Entity and the Servicer generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files described herein.
               (e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer’s performance of its duties under the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement.
          5. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuing Entity with respect to the Receivable Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuing Entity (or, as appropriate, a trustee on behalf of the Issuing Entity) may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.
          6. Indemnification by the Custodian. The Custodian agrees to indemnify the Depositor, the Issuing Entity and each trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Depositor, the Issuing Entity or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files described herein; provided, however, that the Custodian shall not be liable to the Depositor, the Issuing Entity or any such trustee, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Depositor, the Issuing Entity or any such trustee, respectively.
          7. Advice of Counsel. The Custodian, the Depositor and, upon execution of the Basic Documents, the Issuing Entity further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.
          8. Effective Period, Termination and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Custodian Agreement may be terminated by either party by written notice to the other party, such termination to take effect no sooner than sixty (60) days after the date of such notice. Notwithstanding the foregoing, if GMAC LLC resigns as Servicer under the Basic Documents or if all of the rights and obligations of the Servicer have been terminated under the Further Transfer and Servicing Agreements, this Custodian Agreement may be terminated by the Issuing Entity or by any Persons to whom the

Issuing Entity has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivable Files described herein to the Issuing Entity or the Issuing Entity’s agent at such place or places as the Issuing Entity may reasonably designate.
          9. Governing Law. THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS CUSTODIAN AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          10. Notices. All demands, notices and communications upon or to the Custodian or the Depositor under this Custodian Agreement shall be delivered as specified in Appendix B of the Trust Sale and Servicing Agreement.
          11. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Depositor, the Issuing Entity, the Custodian and their respective successors and assigns, including the Issuing Entity.
          12. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.
          13. Assignment. Notwithstanding anything to the contrary contained in this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Depositor or any Persons to whom the Depositor has assigned its rights hereunder, as applicable.
          14. Headings. The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          15. Counterparts. This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.
          16. No Third-Party Beneficiaries. This Custodian Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and, to the extent expressly provided herein, the Interested Parties, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Custodian Agreement, no other Person shall have any right or obligation hereunder.

          17. Merger and Integration. Except as specifically stated otherwise herein, this Custodian Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Custodian Agreement. This Custodian Agreement may not be modified, amended, waived or supplemented except as provided herein.
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          IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

GMAC LLC, as Custodian
By:	/s/ CARL J. VANNATTER
	Name:	Carl J. Vannatter
	Title:	Director, Global Securitization

CAPITAL AUTO RECEIVABLES LLC, as Depositor
By:	/s/ NANCY L. BUGG
	Name:	Nancy L. Bugg
	Title:	Vice President

EXHIBIT A
LIST OF BRANCH OFFICES

A